EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
Subsidiaries of Sonoco Products Company, pursuant to Item 601(21) of Regulation S-K, as of December 31, 2005 are:
1.	Sonoco Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

2.	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

3.	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

4.	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

5.	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

6.	Paper Stock Dealers, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina

7.	Inspiral LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

8.	Sonoco (SPG), Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

9.	Sonoco Crellin Holding, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

10.	Keating Gravure LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

11.	Gunther USA, Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee

12.	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

13.	Sonoco Crellin International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

14.	Sonoco Crellin, Inc., a 100%-owned domestic subsidiary, incorporated in New York

15.	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

16.	Injecto Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois

17.	Crellin Europe BV, a 100%-owned foreign subsidiary, incorporated in Netherlands

18.	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
19.	Crellin BV, a 100%-owned foreign subsidiary, incorporated in Netherlands

20.	Southern Plug & Manufacturing, Inc., a 100%-owned domestic subsidiary, incorporated in Louisiana

21.	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

22.	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

23.	Sonoco Structural Fiber, LLC, a 90%-owned domestic subsidiary, incorporated in South Carolina

24.	Polysack AS, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

25.	Georgia Paper Tube, Inc., a 100%-owned domestic subsidiary, incorporated in Georgia

26.	Sonoco CorrFlex LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

27.	Sonoco CorrFlex D & P LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

28.	Sonoco CorrFlex Display & Packaging LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

29.	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

30.	Sonoco — U.S. Mills, Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

31.	Hayes Manufacturing Group, Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

32.	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio

33.	SPC Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

34.	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

35.	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

36.	Sonoco International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

37.	Sonoco Machinery, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
38.	Sonoco of Puerto Rico, a 100%-owned domestic subsidiary, incorporated in South Carolina

39.	Sonoco Luxembourg SARL I, a 100%-owned foreign subsidiary, incorporated in Luxembourg

40.	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in Netherlands

41.	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

42.	Wisenberg US, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

43.	Sonoco Montreal Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

44.	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

45.	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada

46.	SW Inc, a 100%-owned foreign subsidiary, incorporated in Canada

47.	Sonoco Ventures UK Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

48.	Inspiral UK Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

49.	Sonoco Holdings UK Limited, a 100%-owned foreign subsidiary, incorporated in the UK

50.	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the UK

51.	Sonoco Products Co UK Unlimited, a 100%-owned foreign subsidiary, incorporated in the UK

52.	Sonoco Ltd UK, a 100%-owned foreign subsidiary, incorporated in the UK

53.	Sonoco Capseals Liners Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

54.	TPT Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

55.	Sonoco Polysack UK Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

56.	Sonoco Packaging Tapes, a 100%-owned foreign subsidiary, incorporated in the UK

57.	Sonoco Board Mills Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
58.	Sonoco UK Leasing Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

59.	Sonoco Reels, a 100%-owned foreign subsidiary, incorporated in the UK

60.	Capseals Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

61.	Sonoco Europe Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

62.	Unit Reels and Drums Limited, a 100%-owned foreign subsidiary, incorporated in the UK

63.	Grove Paper Mill Co Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

64.	TPT Board Mills Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

65.	Heathfield Reels Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

66.	Capseals Liners Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

67.	Cap Liners Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

68.	Sonoco Packaging Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

69.	Nathaniel Lloyd and Co Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

70.	Sonoco Corepack Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

71.	Sonoco Consumer Products Ltd, a 100%-owned foreign subsidiary, incorporated in the UK

72.	Sonoco Iberia, S.L., a 64.5%-owned foreign subsidiary, incorporated in Spain

73.	Sonoco Bonmati, S.A., a 64.5%-owned foreign subsidiary, incorporated in Spain

74.	Sonoco Pina, S.A., a 64.5%-owned foreign subsidiary, incorporated in Spain

75.	Sonoco Alcore Nederland BV, a 64.5%-owned foreign subsidiary, incorporated in Netherlands

76.	Sonoco Consumer Products NV, a 100%-owned foreign subsidiary, incorporated in Belgium

77.	Sonoco Holding Italia SRL, a 64.5%-owned foreign subsidiary, incorporated in Italy

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
78.	Sonoco Netherlands Holding I BV, a 64.5%-owned foreign subsidiary, incorporated in Netherlands

79.	Sonoco Norge AS, a 64.5%-owned foreign subsidiary, incorporated in Norway

80.	Sonoco Ambalaj Snaai Vs Ticaret AS, a 64.5%-owned foreign subsidiary, incorporated in Turkey

81.	Sonoco Alcore Sp Zoo, a 64.5%-owned foreign subsidiary, incorporated in Poland

82.	Sonoco International Holdings Gmbh, a 100%-owned foreign subsidiary, incorporated in Switzerland

83.	Sonoco Alcore NV, a 64.5%-owned foreign subsidiary, incorporated in Belgium

84.	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in British Virgin Islands

85.	Sonoco Paper Mill & IPD Hellas Sa, a 64.5%-owned foreign subsidiary, incorporated in Greece

86.	Sonoco CPD Greece S.A., a 100%-owned foreign subsidiary, incorporated in Greece

87.	Sonoco S.A.S., a 64.5%-owned foreign subsidiary, incorporated in France

88.	Sonoco Eurocore S.A., a 64.5%-owned foreign subsidiary, incorporated in Belgium

89.	Tubetex NV, a 64.5%-owned foreign subsidiary, incorporated in Belgium

90.	Sonoco Paper France S.A.S., a 64.5%-owned foreign subsidiary, incorporated in France

91.	Sonoco IPD France S.A., a 64.5%-owned foreign subsidiary, incorporated in France

92.	Sonoco Consumer Products S.A.S., a 100%-owned foreign subsidiary, incorporated in France

93.	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

94.	Sonoco Deutschland CPD GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

95.	Sonoco Deutschland Holdings GmbH, a 64.5%-owned foreign subsidiary, incorporated in Germany

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
96.	Sonoco Caprex Karton und Papierverarbeitungs AG, a 46.4%-owned foreign subsidiary, incorporated in Switzerland

97.	Sonoco Deutschland GmbH, a 64.5%-owned foreign subsidiary, incorporated in Germany

98.	Sonoco Alcore GmbH, a 64.5%-owned foreign subsidiary, incorporated in Germany

99.	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

100.	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

101.	Sonoco New Zealand, a 100%-owned foreign subsidiary, incorporated in New Zealand

102.	Sonoco Asia Holdings LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

103.	Sonoco Asia LLC, a 78.7%-owned domestic subsidiary, incorporated in Delaware

104.	Sonoco Asia Mgmt Co LLC, a 70%-owned domestic subsidiary, incorporated in Delaware

105.	Sonoco Thailand Ltd, a 78.7%-owned foreign subsidiary, incorporated in Thailand

106.	Sonoco Taiwan Ltd, a 78.7%-owned foreign subsidiary, incorporated in Taiwan

107.	Sonoco Singapore Pte Ltd, a 78.7%-owned foreign subsidiary, incorporated in Singapore

108.	Sonoco Holdings Sdn Bhd, a 78.7%-owned foreign subsidiary, incorporated in Malaysia

109.	Sonoco Malaysia Sdn Bhd, a 78.7%-owned foreign subsidiary, incorporated in Malaysia

110.	Sonoco Products Malaysia Sdn Bhd, a 78.7%-owned foreign subsidiary, incorporated in Malaysia

111.	Sonoco Hongwen Paper Co Ltd, a 63.1%-owned foreign subsidiary, incorporated in China

112.	Sonoco Asia Recycling Ltd, a 78.7%-owned foreign subsidiary, incorporated in British Virgin Islands

113.	Sonoco Recycling Hong Kong Ltd, a 78.7%-owned foreign subsidiary, incorporated in Hong Kong

114.	PT Sonoco Indonesia, a 78.7%-owned foreign subsidiary, incorporated in Indonesia

115.	Sonoco (Suzhou) Packaging Co Ltd, a 78.7%-owned foreign subsidiary, incorporated in China

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
116.	Sonoco Kaiping Packaging Company Ltd, a 78.7%-owned foreign subsidiary, incorporated in China

117.	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

118.	Sonoco Participacoes LTDA, a 100%-owned foreign subsidiary, incorporated in Brazil

119.	Sonoco For Plas do Brazil Ltda, a 51%-owned foreign subsidiary, incorporated in Brazil

120.	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

121.	Colombiana PM, a 100%-owned domestic subsidiary, incorporated in Delaware

122.	Inversionne Sonoco do Chile LTDA, a 100%-owned foreign subsidiary, incorporated in Chile

123.	Sonoco do Chile S.A., a 100%-owned foreign subsidiary, incorporated in Chile

124.	Sonoco Venezolana, a 90%-owned foreign subsidiary, incorporated in Venezuela

125.	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in Netherlands

126.	Sonoco de Mexico S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

127.	Manufacuras Sonoco S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

128.	Servicios Mexicanos Ejecutivos S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

129.	Sonoco S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

130.	Sonoco Weifang Packaging Co Ltd, a 78.7%-owned foreign subsidiary, incorporated in China

131.	Sonoco Yatai Pinghu Packaging Co Ltd, a 78.7%-owned foreign subsidiary, incorporated in China

132.	Sonoco Alcore OY, a 64.5%-owned foreign subsidiary, incorporated in Finland

133.	Sonoco Alcore Holding AB, a 64.5%-owned foreign subsidiary, incorporated in Sweden

EXHIBIT 21
SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
134.	Sonoco Alcore AB, a 64.5%-owned foreign subsidiary, incorporated in Sweden

135.	Sonoco Alcore S.A.S., a 64.5%-owned foreign subsidiary, incorporated in France

136.	Ahlstrom Cores BV, a 64.5%-owned foreign subsidiary, incorporated in Netherlands

137.	ZAO Sonoco Alcore, a 64.5%-owned foreign subsidiary, incorporated in Russia

138.	Sonoco Alcore OU, a 64.5%-owned foreign subsidiary, incorporated in Estonia

139.	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico

140.	Sonoco Ventures International Holding Gmbh, a 64.5%-owned foreign subsidiary, incorporated in Switzerland

141.	Sonoco Alcore Sarl, a 64.5%-owned foreign subsidiary, incorporated in Luxembourg

142.	Sonoco Cores and Paper Ltd, a 64.5%-owned foreign subsidiary, incorporated in the UK

143.	Sonoco Mexico Holdings BV, a 100%-owned foreign subsidiary, incorporated in Netherlands

144.	Sonoco JV GmbH and Co Kg, a 64.5%-owned foreign subsidiary, incorporated in Germany

145.	Sonoco Poland Packaging Services Sp zoo, a 100%-owned foreign subsidiary, incorporated in Poland

146.	Keating Gravure Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

147.	Sonoco Luxembourg S.N.C., a 100%-owned foreign subsidiary, incorporated in Luxembourg

148.	Sonoco Plastics Turkey, a 100%-owned foreign subsidiary, incorporated in Turkey

149.	Sonoco (Xiamen) Packaging Company Ltd, a 78.7%-owned foreign subsidiary, incorporated in China